SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                FORM 8-K
                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



               Date of Report (date of earliest event reported):
                            September 26, 2002



                            XEROX CORPORATION
              (Exact name of registrant as specified in its charter)

         New York                    1-4471                     16-0468020
      (State or other            (Commission File             (IRS Employer
       jurisdiction of            Number)                      Identification
       incorporation)                                          No.)



                               800 Long Ridge Road
                               P. O. Box 1600
                               Stamford, Connecticut 06904-1600
                 (Address of principal executive offices)(Zip Code)



                 Registrant's telephone number, including area code:
                               (203) 968-3000



                               Not Applicable
            (Former name or former address, if changed since last report)



















Item 5.  Other Events.

Pursuant to Section 1.04 of the Amended and Restated Credit Agreement dated as of June 21, 2002, among Registrant, the Overseas Borrowers from time to time party thereto, the Lenders party thereto, Bank One, NA, as Administrative Agent, Collateral Agent and LC Issuing Bank, JPMorgan Chase Bank, as Documentation Agent and Citibank, N.A., as Syndication Agent (the "Credit Agreement"), the financial covenants in Section 6.13, 6.14 and 6.15 of the Credit Agreement were automatically re-set, effective as of September 26, 2002. On and after September 26, 2002, the Covenant Re-set Schedule, attached hereto as Schedule A (filed as Exhibit 99.6 hereto), is deemed incorporated into the Credit Agreement as if attached to the Credit Agreement and the covenants in Sections 6.13, 6.14 and 6.15 of the Credit Agreement are replaced in their entirely by the Covenant Re-set Schedule.


Item 7.  Financial Statements and Exhibits.

(d)  Exhibits.

     99.6 Covenant Re-Set Schedule Relating to the Amended and Restated Credit Agreement dated as of June 21, 2002.


______________________________________________________________________________


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                        XEROX CORPORATION


                                            /s/ Martin S. Wagner

                                        By:  Martin S. Wagner
Dated:  October 1, 2002                      Assistant Secretary





















                                   Page 2 of 5



                               EXHIBIT INDEX


Exhibit
Nos.        Documents                                                  Page

99.6        Covenant Re-Set Schedule
            Relating to the Amended and
            Restated Credit Agreement
            dated as of June 21, 2002. . . . . . . . . . . . . . . . .   4



















































                                     Page 3 of 5



                                                                 Exhibit 99.6



                                   Schedule A

                             Covenant Re-set Schedule


     Section 6.13. Minimum Consolidated EBITDA. Xerox will not permit Consolidated EBITDA less Capitalized Software Expense for any period of four consecutive Fiscal Quarters ending on any date set forth below, to be less than the amount set forth below opposite such date:

      Period                      Consolidated EBITDA

September 30, 2002                $1,046,000,000

December 31, 2002                 $1,032,000,000

March 31, 2003                    $1,039,000,000

June 30, 2003                     $1,070,000,000

September 30, 2003                $1,133,000,000

December 31, 2003                 $1,168,000,000

March 31, 2004                    $1,135,000,000

June 30, 2004                     $1,158,000,000

September 30, 2004                $1,174,000,000

December 31, 2004                 $1,290,000,000


     Section 6.14. Leverage Ratio. Xerox will not permit the Leverage Ratio as of the last day of any Fiscal Quarter to exceed the ratio set forth opposite such day below:

      Period                      Leverage Ratio

September 30, 2002                    5.1x

December 31, 2002                     5.5x

March 31, 2003                        6.0x

June 30, 2003                         5.7x

September 30, 2003                    5.8x

December 31, 2003                     4.8x

March 31, 2004                        5.3x

June 30, 2004                         5.2x



                                   Page 4 of 5
September 30, 2004                    5.3x

December 31, 2004                     4.3x


     Section 6.15. Consolidated Net Worth. Xerox will not permit Consolidated Net Worth as of the last day of any Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 2002) to be less than the amount set forth below opposite such date:


      Period                          Consolidated Net Worth

September 30, 2002                    $2,952,000,000

December 31, 2002                     $2,966,000,000

March 31, 2003                        $2,981,000,000

June 30, 2003                         $2,999,000,000

September 30, 2003                    $3,014,000,000

December 31, 2003                     $3,040,000,000

March 31, 2004                        $3,051,000,000

June 30, 2004                         $3,063,000,000

September 30, 2004                    $3,073,000,000

December 31, 2004                     $3,091,000,000

March 31, 2005                        $3,095,000,000




























                                      Page 5 of 5
3